UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2010

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-153135	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

680 Fifth Avenue, 16th Floor
New York, NY  10019
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 843-1601

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                 Submission of Matters to a Vote of Security Holders.

Bluerock Enhanced Multifamily Trust, Inc. (the “Company”) held its Annual Meeting of Stockholders on March 15, 2010 (“Annual Meeting”).  Pursuant to the addition of the Item 5.07 requirement for Current Reports on Form 8-K, effective February 28, 2010, the Company is providing the following information regarding the results of the matter voted on by stockholders at the  Annual Meeting:

Election of five Directors to serve for the ensuing year and until their successors are elected:

Director Nominee	Votes For	Votes Withheld	Abstained

R. Ramin Kamfar	33,200	-	-
James G. Babb III	33,200	-	-
Brian D. Bailey	33,200	-	-
I Bobby Majumder	33,200	-	-
Romano Tio	33,200	-	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.

DATE: March 19, 2010                                                                        /s/ R. Ramin Kamfar
R. Ramin Kamfar
Chief Executive Officer and Chairman of the Board
(Principal Executive Officer)